UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023
CONN’S, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd., Suite 800, The Woodlands, TX	77381
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (936) 230-5899
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CONN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note
Conn's, Inc. ("the Company") hereby amends its Current Report on Form 8-K filed on December 18, 2023 in this Current Report on Form 8-K/A in order to include the historical audited consolidated financial statements of W.S. Badcock LLC (f/k/a W.S. Badcock Corporation) ("Badcock") required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as described above, all other information in the Company's Form 8-K filed on December 18, 2023 remains unchanged.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of obtaining approval of the stockholders of the Company of the proposed transactions (the “Stockholder Approval”). In connection with obtaining the Stockholder Approval, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED THE SEC IN CONNECTION WITH THE STOCKHOLDER APPROVAL OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.
Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.
Participants in the Solicitation
The Company and its executive officers, directors, other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2023 annual meeting filed with the SEC on April 13, 2023, as amended. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The historical audited consolidated financial statements of Badcock as of and for the fiscal year ended December 31, 2022 (Successor) and for the transition period from November 22, 2021 through December 25, 2021 (Successor) and from July 1, 2021 through November 21, 2021 (Predecessor) and the fiscal year ended June 30, 2021 (Predecessor) are filed herewith as Exhibit 99.1 and incorporated herein by reference.
(b) Financial Statements of Business Acquired.

The historical unaudited consolidated financial statements of Badcock as of and for the period August 22, 2023 through September 30, 2023 (Successor) and for the period from January 1, 2023 through August 21, 2023 (Predecessor), and for the period from December 26, 2021 through September 24, 2022 (Predecessor) are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(c) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of the Company and Badcock as of October 31, 2023 and the unaudited pro forma combined statement of operations for the twelve months ended January 31, 2023 and for the nine months ended October 31, 2023 are filed herewith as Exhibit 99.3 and incorporated herein by reference. The unaudited pro forma financial information is not necessarily indicative of the condensed consolidated financial position or results of operations that would have been realized had the acquisition occurred on the assumed dates, nor is it meant to be indicative of any anticipated condensed consolidated financial position or future results of operations that the combined entity will experience after the acquisition.

(d) Exhibits

The following exhibits are filed as part of this current report:

Exhibit No.	Description
23.1	Consent of KPMG, independent auditors to W.S. Badcock LLC.
23.2	Consent of Deloitte, independent auditors to W.S. Badcock LLC.
99.1
The historical audited consolidated financial statements of Badcock as of December 31, 2022 (Successor) and for the transition period from November 22, 2021 through December 25, 2021 (Successor) and from July 1, 2021 through November 21, 2021 (Predecessor) and the fiscal year ended June 30, 2021 (Predecessor).

99.2
The consolidated financial statements of Badcock for the transition period from August 22, 2023 through September 30, 2023 (Successor), the transition period from January 1, 2023 through August 21, 2023 (Predecessor) and the transition period from December 26, 2021 through September 24, 2022 (Predecessor).

99.3
The unaudited pro forma combined balance sheet of the Company and Badcock as of October 31, 2023 and the unaudited pro forma combined statement of operations for the twelve months ended January 31, 2023 and for the nine months ended October 31, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN’S, INC.
Date:	March 4, 2024	By:	/s/ Timothy Santo
		Name:	Timothy Santo
		Title:	Chief Financial Officer